SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 18, 2005

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On January 18, 2005, HepaLife Technologies, Inc. issued a news release to further comment on its ongoing and well established Cooperative Research and Development Agreement (CRADA), entered into with the USDA's Agricultural Research Service (ARS) pursuant to the Federal Technology Transfer Act (FTTA).  This news release, dated January 18, 2005, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated January 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Arian Soheili

Arian Soheili

President and CEO

Date: January 27, 2005

EXHIBIT 99.1

HepaLife Comments on Federal Legislation Created to Facilitate the Commercialization of Technologies Developed by Federal Laboratories.

Vancouver, BC – January 18, 2005 – HepaLife Technologies, Inc. (OTCBB: HPLF), a development stage biotechnology company focused on the research, development and eventual commercialization of technologies and products for liver toxicity detection and the treatment of various forms of liver dysfunction and disease, today further commented on its ongoing and well established Cooperative Research and Development Agreement (CRADA), entered into with the USDA's Agricultural Research Service (ARS) pursuant to the Federal Technology Transfer Act (FTTA).

(A complete copy of HepaLife’s original public announcement regarding the Company’s CRADA with the USDA can be viewed at: http://www.hepalife.com/Investor/PressReleases/20040601-1.html.)

Commenting on the government’s initiative to commercialize federally-funded discoveries in science, technology and research, Mr. Arian Soheili, President and CEO of HepaLife Technologies explained: “The Federal Technology Transfer Act (FTTA) was enacted in 1986 in order to facilitate the transfer and commercialization of technologies developed by federal laboratories to the private sector.

“The primary tool linking government and industry researchers is the CRADA (Cooperative Research and Development Agreement), an implementation of the FTTA.  Typically, these CRADA agreements - such as the one entered into by HepaLife and the USDA - provide the cooperating entity with the first right to exclusive licenses on patented inventions made under the agreement.”

Mr. Soheili further explained that, “Over time, the FTTA has evolved and been augmented by The National Technology Transfer and Advancement Act of 1995 (NTTA), which among other assurances and incentives, ensures that American companies like HepaLife will be granted sufficient intellectual property rights in order to justify the prompt commercialization of inventions arising from a CRADA with a federal laboratory.

“The CRADA program (authorized under the FTTA), allows federal laboratories and private sector companies to form commercial partnerships, in order to help move brand new technologies into the marketplace. The CRADA also provides the collaborating company the first right to negotiate an exclusive license to any inventions that emerge under the agreement.”

Commenting specifically on the advantages afforded by the FTTA and NTTA to companies such as HepaLife, Mr. Soheili explained:  “It seems as if the uninitiated are always dumbfounded at the unique ability of small biotech CRADA companies like HepaLife to embark on seemingly ambitious goals with a modest financial budget, especially as compared to the research and development budgets of traditional biotechnology companies.

“In fact, the entire CRADA methodology flies in the face of conventional thinking, where traditional research and development biotech companies are forced to raise and risk large amounts of capital in order to hire scientists and related support personnel, build and equip research laboratories, provide office infrastructures and then finally begin working on technologies that may be years away, if ever, from being patented or commercialized.

“These CRADAs,” Mr. Soheili noted, “provide a novel and practical mechanism for development stage companies like HepaLife to compete effectively and efficiently within the biotechnology space, which those familiar with the industry know, requires a long term commitment.

“By way of example,” explained Mr. Soheili, “the research behind the HepaLife CRADA was - and continues to be – carried out by qualified research scientists, or is conducted under their auspices.  This same research has been patented, and was federally-funded for a number of years prior to HepaLife’s involvement.

“Moreover, under the terms of its CRADA, HepaLife has access to fully-equipped modern laboratory facilities, and office space that is contractually made available to us, saving even more valuable time and financial expense.  This permits HepaLife to minimize its operating costs - especially in terms of employees, and corporate office facilities which at this very important time in our development, are provided to us without cost by our controlling shareholder.

“These incredible savings – both in terms of infrastructure costs and time - give us a tremendous advantage over traditional thinking companies. For example, with significantly less capital than would be otherwise required, HepaLife is able to establish and pursue meaningful research objectives, as routinely discussed in greater detail in our periodic filings with the United States Securities and Exchange Commission.

“Often times, the kind of capital required in order to successfully replicate the research and development capabilities of federal laboratories, is simply not readily available to most development stage companies.  In our case, these advantages leave HepaLife with ample financial resources which can be used to enhance both shareholder value and build brand name recognition.” Mr. Soheili stated.

“Given the fact that any number of companies can pursue the research and development of similar and potentially competitive technologies, establishing brand name identity early-on will give us a distinct competitive advantage, if and when we should commercialize our technologies. I believe this is exactly what our shareholders want us to do!”

Mr. Soheili reiterated that, “Typically, under a CRADA, federal scientists and technicians work in conjunction with private collaborating companies in order to help commercialize the various technologies being developed.”  Examples of some well known technologies developed through CRADAs include:

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-  The National Cancer Institute’s CRADA with Bristol-Myers Squibb (NYSE: BMY), which resulted in - the commercialization of Taxol®, the first anti-cancer agent to surpass $500 million in US sales, and since FDA approval, has generated over $9 billion in revenues;

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-  The CRADA between GlaxoSmithKline (NYSE: GSK) and the National Institute of Allergy and Infectious Diseases (NIAID), Centers for Disease Control and Prevention and the US Army, which resulted in the development and testing of Havrix®, the world’s first Hepatitis A vaccine; and

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-  Aviron’s CRADA with NIAID which resulted in the commercialization of FluMist®, an influenza virus vaccine that has generated almost $80 million in revenues over the last two years. Aviron was acquired by MedImmune (NASDAQ: MEDI) for $1.5 billion.

In closing, HepaLife President, Mr. Arian Soheili advised that, “A CRADA does not assure that any company will ultimately be successful in commercializing a particular technology. Or, that if any such technology is commercialized, it will result in the same type of success noted in these examples, or even in revenues through product sales or sales of licensing rights, or profitable operations for the collaborating company.  A CRADA does, however, provide special access to a space which might otherwise be unavailable to companies such as HepaLife.”

More About HepaLife’s CRADA

Under HepaLife’s CRADA, the Company has agreed to provide funding for post-doctoral and technical personnel assigned to the project for up to three years and to pay for associated laboratory supplies, bioreactor component manufacturing, patent filings and other professional activities involved with conducting the CRADA objectives, which are more fully detailed in HepaLife’s 8-K filing.

(A copy of HepaLife’s CRADA was filed with the Securities and Exchange Commission on Form 8-K dated May 26th, 2004 and can be viewed at http://www.hepalife.com/Investor/SECFilings/40526-1.html.)

Under the terms of HepaLife’s CRADA, the USDA-ARS is responsible for, among other things:

•

-  Hiring of  research personnel;

•

-  providing researchers with necessary laboratory and office space;

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-  providing a fully equipped cell culture laboratory and protein chemistry laboratory;

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-  providing experimental animals and related facilities, acquire specific laboratory equipment and supplies to conduct the CRADA objectives;

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-  conducting research on the optimization of the PICM-19 cell line, or its derivative cell lines (or related pig epiblast-derived cell lines), as an in vitro pig liver cell model, and adapt the PICM-19 liver cell technology to an extracorporeal liver assist device and to in vitro formats for metabolic, toxicological, and carcinogenicity assay; and

•

-  providing access and general support to HepaLife’s personnel, as needed and available.

Through the facilities afforded by its CRADA, HepaLife Technologies continues to collaborate towards optimizing the hepatic functionality of the proprietary PICM 19H cell line, a sub-population of the patented PICM 19 cell line, whose hepatic characteristics have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure.

Additionally, HepaLife plans to develop liver cell specific in vitro toxicology and pre-clinical drug testing platforms based on the PICM-19 cell line to more accurately determine the potential toxicity and metabolism of new pharmacological compounds.

ABOUT HEPALIFE TECHNOLOGIES, INC.

HepaLife Technologies, Inc. (OTCBB:HPLF) is a development stage biotechnology company focused on the research, development and eventual commercialization of technologies and products for liver toxicity detection and the treatment of various forms of liver dysfunction and disease.

Currently, HepaLife is concentrating its efforts on creating the first-of-its-kind artificial liver device and developing proprietary in vitro toxicology and pre-clinical drug testing platforms.

Artificial Liver Device

Presently, through a Cooperative Research and Development Agreement, HepaLife Technologies is working towards optimizing the hepatic functionality of the patented PICM-19 cell line. The hepatic characteristics of the PICM-19 cell line have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure.

With 25 million Americans suffering from liver disease, the need for an artificial liver device able to remove toxins and improve immediate and long-term survival results is more critical today than ever before. Limited treatment options, a low number of donor organs, the high price of transplants and follow up costs, a growing base of hepatitis, alcohol abuse, drug overdoses, and other factors that result in liver disease all clearly indicate a strong need for an artificial liver device.

In Vitro Toxicology Testing

Hepatotoxicity, or liver damage caused by medications and other chemical compounds, is the single most common reason leading to drug withdrawal or refusal of drug approval by the Food and Drug Administration (FDA). In fact, about one third of all drugs fail pre-clinical or clinical trials due to the toxic nature of the compounds being tested, costing pharmaceutical companies around $2 billion annually on such toxicity-related drug failures.

With the cost to develop an FDA approved drug approaching $1 billion and taking 10 to 15 years, a 10% improvement in predicting failures before clinical trials could save $100 million in development costs per drug. Despite efforts to develop better methods, most of the tools used for toxicology and human safety testing are decades old.

The PICM-19 cells grown in vitro synthesize liver specific proteins such as albumin and transferrin, and display enhanced liver-specific functions such as ureagenesis and cytochrome P450 activity. As a result, HepaLife, using the patented PICM-19 cell line, plans to develop proprietary in vitro toxicological and pre-clinical drug testing platforms that will more accurately determine the potential toxicity and metabolism of new pharmacological compounds in the liver.

For additional information, please visit www.hepalife.com .

To receive future press releases via email, please visit http://www.hepalife.com/Alerts-Index.asp.

Contact:

HepaLife Technologies, Inc.

Investor Relations

Phone: (800) 518-4879

Web Site: www.HepaLife.com

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission